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                                                                    EXHIBIT 99.0





                      Heritage on the River Apartments









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                                                       Statement of Revenues and
                                                       Direct Operating Expenses
                                                    Year Ended December 31, 1994





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                                                Heritage on the River Apartments

                                                                        Contents


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
                 Report of Independent Certified Public Accountants                                        2


                 Financial Statement

                     Statement of revenue and direct operating expenses                                    3

                     Notes to statement of revenue and direct operating expenses                           4





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Independent Auditors' Report


To the Board of Trustees
  Continental Mortgage and Equity Trust


We have audited the accompanying statement of revenue and direct operating expenses of Heritage on the River Apartments (a real estate project) for the year ended December 31, 1994. This financial statement is the responsibility of the management of Heritage on the River Apartments. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations of Heritage on the River Apartments.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and direct operating expenses of Heritage on the River Apartments, for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


                                               BDO Seidman, LLP

December 20, 1995


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                                                Heritage on the River Apartments

                             Statement of Revenues and Direct Operating Expenses
                                                    Year Ended December 31, 1994


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
     Revenues
       Rental revenues                                                                                      $1,524,095
       Other (Note 2)                                                                                           78,552
     ------------------------------------------------------------------------------------------------------------------
     Total revenues                                                                                          1,602,647
     ------------------------------------------------------------------------------------------------------------------

     Operating expenses
       Payroll and related expenses                                                                            294,864
       Repairs and maintenance                                                                                 155,207
       Utilities                                                                                               149,668
       Property taxes                                                                                          130,200
       Management fees (Note 3)                                                                                 80,132
       Property management                                                                                      52,705
       Administrative                                                                                           43,546
       Contract services                                                                                        34,830
       Insurance                                                                                                29,952
     ------------------------------------------------------------------------------------------------------------------

     Total direct operating expenses                                                                           971,104
     ------------------------------------------------------------------------------------------------------------------

     Revenues in excess of direct operating expenses                                                        $  631,543
     ==================================================================================================================

                                 See accompanying notes to financial statements.


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                                                Heritage on the River Apartments

                    Notes to Statement of Revenues and Direct Operating Expenses

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1.  Basis of Presentation       Heritage on the River Apartments is a
                                residential apartment complex located in
                                Jacksonville, Florida. There is a total of 310
                                rentable units.   For the year ended  December
                                31, 1994, and through the period ended
                                December 20, 1995, the property was owned by Lifton-MAQ Associates. On December 20, 1995, the property was acquired by Continental Mortgage and Equity Trust.

                                The accompanying financial statement has been prepared to substantially comply with the rules and regulations of the Securities and Exchange Commission for business combination accounted for as a purchase. The statement of revenues and direct operating expenses does not include certain historical expenses, such as depreciation and amortization, interest expense or income taxes. Accordingly, this summary is not intended to be a complete presentation of the results of operations.


2.  Other Income                Other income consists of revenue for laundry,
                                late fees and vending.


3.  Management Fees             The property has a management agreement with
                                an affiliate Lifton-MAQ Associates. This agreement requires Lifton-MAQ Associates to pay 5% of gross revenues as a management fee.


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